YOURTRAVELBIZ.COM, INC.

                              FINANCIAL STATEMENTS
                          AND SUPPLEMENTARY INFORMATION

                          YEAR ENDED DECEMBER 31, 2002

                             YOURTRAVELBIZ.COM, INC.

                                TABLE OF CONTENTS

                          YEAR ENDED DECEMBER 31, 2002



                                                                        Page
                                                                        ----

Independent Auditors' Report                                              1

Financial Statements

   Balance Sheet                                                          2

   Statement of Operations and Accumulated Deficit                        3

   Statement of Cash Flows                                                4

Notes to Financial Statements                                             5 - 10

Independent Auditors' Report on Supplementary Information                 11

Supplementary Information

   Schedule of Selling, General and Administrative Expenses               12

                          INDEPENDENT AUDITORS' REPORT


To the Stockholders
YourTravelbiz.com, Inc.
Alton, Illinois

We have audited the accompanying balance sheet of YourTravelbiz.com, Inc. as of December 31, 2002, and the related statements of operations and accumulated deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of YourTravelbiz.com, Inc. as of December 31, 2002, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.





Dischino & Associates, P.C.
Certified Public Accountants
 and Business Consultants


November 12, 2004



                                       (1)

                             YOURTRAVELBIZ.COM, INC.
                                  BALANCE SHEET
                                DECEMBER 31, 2002



                             ASSETS

 PROPERTY AND EQUIPMENT ........................................   $   274,776

 OTHER ASSETS
       Software development costs,
       net of accumulated amortization of $12,730 ..............        25,270
       Deferred tax asset-Federal ..............................       238,497
       Deferred tax asset-State ................................        33,671
       Due from shareholders ...................................        17,700
       Loans receivable ........................................        10,000
       Interest receivable .....................................         2,216
                                                                   -----------
 TOTAL OTHER ASSETS ............................................       327,354
                                                                   -----------

 TOTAL ASSETS ..................................................   $   602,130
                                                                   ===========


              LIABILITIES AND STOCKHOLDERS' DEFICIT

 CURRENT LIABILITIES
       Current portion of notes payable ........................   $    80,133
       Accounts payable and accrued expenses ...................        91,466
       Commissions payable .....................................       152,927
       Payroll and sales tax liabilities .......................        12,447
                                                                   -----------
 TOTAL CURRENT LIABILITIES .....................................       336,973

 LONG-TERM LIABILITIES
       Notes payable, less current portion .....................       170,604
       Due to founder ..........................................       869,531
                                                                   -----------
 TOTAL LONG-TERM LIABILITIES ...................................     1,040,135
                                                                   -----------

 TOTAL LIABILITIES .............................................     1,377,108

 STOCKHOLDERS' DEFICIT
       Common stock, no par value, 20,000,000 shares authorized,
       420,000 shares issued and outstanding ...................         1,000
       Accumulated deficit .....................................      (775,978)
                                                                   -----------

 TOTAL STOCKHOLDERS' DEFICIT ...................................      (774,978)
                                                                   -----------

 TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT ...................   $   602,130
                                                                   ===========

       See independent auditors' report and notes to financial statements

                                       (2)

                             YOURTRAVELBIZ.COM, INC.
                 STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT
                          YEAR ENDED DECEMBER 31, 2002




REVENUE
       New RTA sales ..............................................$   886,386
       Monthly membership and maintenance fees ....................    689,748
       Printing and administrative services .......................    102,380
                                                                   -----------
                                                                     1,678,514
       Less returns and allowances ................................     42,453
                                                                   -----------

TOTAL REVENUE .....................................................  1,636,061

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES ......................  2,264,038
                                                                   -----------

LOSS FROM OPERATIONS ..............................................   (627,977)

OTHER INCOME (EXPENSE)
       Interest income ............................................      2,216
       Interest expense ...........................................    (75,700)
                                                                   -----------
TOTAL OTHER EXPENSE ...............................................    (73,484)
                                                                   -----------

LOSS BEFORE INCOME TAXES ..........................................   (701,461)

INCOME TAXES
       Deferred tax benefit - Federal .............................   (238,497)
       Deferred tax benefit - State ...............................    (33,671)
                                                                   -----------
TOTAL INCOME TAX BENEFIT ..........................................   (272,168)
                                                                   -----------

NET LOSS ..........................................................   (429,293)

ACCUMULATED DEFICIT, BEGINNING OF YEAR,
    BEFORE ADJUSTMENT .............................................   (411,136)

PRIOR PERIOD ADJUSTMENT ...........................................     64,451
                                                                   -----------

ACCUMULATED DEFICIT, BEGINNING OF YEAR,
AS RESTATED .......................................................   (346,685)
                                                                   -----------

ACCUMULATED DEFICIT, END OF YEAR ..................................$  (775,978)
                                                                   ===========


       See independent auditors' report and notes to financial statements


                                       (3)

                             YOURTRAVELBIZ.COM, INC.
                             STATEMENT OF CASH FLOWS
                          YEAR ENDED DECEMBER 31, 2002



CASH FLOWS FROM OPERATING ACTIVITIES
    Net loss ......................................................$(429,293)
    Adjustments to reconcile net loss to net cash used
         by operating activities:
             Depreciation and amortization ........................  133,806
             Prior period adjustment ..............................   64,451
             Accrued interest included in loans ...................   75,700
             Increases in assets and liabilities:
                 Deferred tax assets .............................. (272,168)
                 Interest receivable ..............................   (2,216)
                 Accounts payable and accrued expenses ............   41,154
                 Commissions payable ..............................  123,542
                                                                   ---------
NET CASH USED BY OPERATING ACTIVITIES ............................. (265,024)

CASH FLOWS FROM INVESTING ACTIVITIES
    Acquisition of furniture and equipment ........................  (13,866)
    Acquisition of software rights ................................  (38,000)
    Cash advances .................................................  (27,700)
                                                                   ---------
NET CASH USED BY INVESTING ACTIVITIES .............................  (79,566)

CASH FLOWS FROM FINANCING ACTIVITIES
    Repayments of principal portion of loans ......................  (86,278)
    Loans from founder ............................................  418,048
                                                                   ---------
NET CASH PROVIDED BY FINANCING ACTIVITIES .........................  331,770
                                                                   ---------

NET DECREASE IN CASH ..............................................  (12,820)

CASH OVERDRAFT, BEGINNING OF YEAR .................................  (22,460)
                                                                   ---------

CASH OVERDRAFT, END OF YEAR .......................................$ (35,280)
                                                                   =========


       See independent auditors' report and notes to financial statements

                                       (4)

                             YOURTRAVELBIZ.COM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 2002


NOTE 1 - NATURE OF OPERATIONS

YourTravelbiz.com, Inc. (the "Company") is an Illinois corporation that was incorporated in February 2001. The Company operates as a leading internet-based travel store marketing business. Its main product is online travel agencies. It also provides maintenance and training services related to the operation of online travel agencies. Its product has been sold across America to hundreds of brick and mortar franchised travel agents for tens of thousands of dollars. It operates its business through the power of referral marketing to provide independent business owners with the ultimate home-based business solutions.

The Company's operation is based on multi-level marketing (MLM). MLM is also called network marketing - a business model which exemplifies direct marketing. The Company has adopted this business model in its operation. Typically, personally sponsored representatives (Reps) become associated with the Company in a contractor-like relationship. These Reps receive remuneration for referring new business owners who purchase the online travel agency product. The Company has structured three teams of Reps who can qualify to earn income. The first team is built with the help of one of the Company's leaders and is called the "1st Team". The Reps will become the leaders who build the second team, which is called the "Power Team". The third team is called the "Dream Team", which is built by others with some help from the Reps in the Power Team.

The 1st Team is made of personally sponsored sales representatives plus the Reps they sponsor, and so on. When a Rep is qualified to override, by having four active personally sold On-Line Travel Agencies, the Rep will earn a 50% match of the commissions earned by all personally sponsored Reps in the 1st Team. The 1st Team is considered complete when this Rep:

         o Personally sponsors 3 or more Reps, and
         o Has 6 active RTA's (Referred Travel Agency) enrolled by this Rep and/or this Rep's 1st Team Reps

Once the 1st Team is complete, the sponsored Rep qualifies to start his or her Power Team with additional Reps. The Power Team includes the 1st Team of every Rep and the Reps in the Power Team through infinity. When one of the personally sponsored Reps' Power Team Reps starts a Power Team (regardless of depth), that Power Team becomes a 1st Generation Dream Team to the sponsored Reps. When a 1st Generation Rep starts a Power Team (regardless of depth), that Power Team becomes a 2nd Generation Dream Team to the sponsored Reps. This continues through six generations of Power Teams, and is called the sponsored Rep's Dream Team.

In order to operate its electronic commerce business, during the year the Company signed an exclusive 20-year management agreement to receive travel web site hosting services with a travel technology company. The web site hosting service offers its members with an interactive consumer website. Further, the service provides its members all travel arrangements from the online sites.

                        See independent auditors' report

                                       (5)

                             YOURTRAVELBIZ.COM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 2002


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of accounting
-------------------
These financial statements have been prepared in accordance with generally accepted accounting principles, using the accrual method. Accordingly, revenues are recorded in the period in which they are earned and expenses are recorded in the period in which they are incurred.

Use of estimates
----------------
The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue recognition
-------------------
The Company's revenue is derived primarily from selling online travel agencies, and providing maintenance and training service to the business owners of the online travel agencies. Revenues are generated from new RTA sales and existing RTA membership fees. The Company charges a one-time sign up fee of $349.95 for each new RTA, and a $49.95 monthly membership fee for each active RTA. The Company also earns revenue from printing marketing material. Most revenues are collected automatically online.

Cash and cash equivalents
-------------------------
For purposes of reporting cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Property, equipment and depreciation
------------------------------------
Property and equipment is stated at cost and is depreciated over the estimated useful lives of the related assets. Depreciation is computed by use of the double-declining method for both reporting and income tax purposes. Property and equipment is summarized by major classification as follows:

Automobiles                                       $  15,046
Office equipment                                    422,123
Furniture and fixtures                               26,096
                                                 ----------
         Total cost                                 463,265
  Less: accumulated depreciation                    188,489
                                                 ----------
                                                 $  274,776
                                                 ==========


                        See independent auditors' report

                                       (6)

                             YOURTRAVELBIZ.COM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 2002


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Capitalized software costs
--------------------------
Pursuant to Statement of Position  No.  98-1,  Accounting  for Costs of Computer
Software Developed or Obtained for Internal Use, issued by the American Institute of Certified Public Accountants, the Company capitalizes certain costs incurred during an internal use software development project, including costs related to applications, infrastructure, and graphics development for the Company's web site. Capitalized costs consist of the cost of the software license agreement (Note 3), and certain external direct costs of materials and licensor provided services incurred in developing the software for its specific applications. Capitalized software costs are being amortized on a straight-line basis over their expected useful life of sixty months.

Income taxes
------------
The Company accounts for income taxes in accordance with Statement of Financial Accounting Standard ("SFAS") No. 109, Accounting for Income Taxes, which requires the recognition of deferred income taxes for differences between the basis of assets and liabilities for financial statement and income tax purposes. Deferred tax assets and liabilities represent the future tax consequence for those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.


NOTE 3 - SOFTWARE LICENSE AGREEMENT AND DEVELOPMENT COSTS
In November 2002, the Company entered into a two-year agreement to license software designed for, and expected to be utilized by, the Company in its electronic commerce activities. In connection therewith, the Company is required to pay the licensor an aggregate of $38,000 for the development and testing cost, and $5,000 for additional compensation plan programming cost. Such amounts were paid in 2002.


NOTE 4 - LOANS TO STOCKHOLDERS
Loans to stockholders, representing advances to stockholders, bear an eight percent interest rate and are due in 2009. The balance of these loans as of December 31, 2002 was $17,700.


NOTE 5 - COMMITMENTS AND CONTINGENCIES

Operating Leases
----------------
The Company leases its office space from an affiliated company under common ownership. There are no express terms regarding the rental obligation of the Company. Total rent expense recognized in the year ended December 31, 2002 was $10,000.


                        See independent auditors' report

                                       (7)

                             YOURTRAVELBIZ.COM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 2002


NOTE 5 - COMMITMENTS AND CONTINGENCIES (CONTINUED)

Operating Leases (Continued)
----------------------------
In addition, the Company leases its copy machines under non-cancelable operating leases expiring in various years through 2006. Future minimum payments under such leases in excess of one year are approximated as follows:

Year ending December 31,                    Amount
------------------------                    ------
           2003                            $  7,914
           2004                               7,914
           2005                               7,914
           2006                               7,914
                                           --------
                    Total                  $ 31,656
                                           ========

Legal Proceedings
-----------------
The Company is involved in legal proceedings incurred in the normal course of business. At December 31, 2002, in the opinion of management, there are no proceedings that would have a material effect on the financial position of the Company if adversely decided.


NOTE 6 - NOTES PAYABLE

Notes payable at December 31, 2002 consist of the following:

8.75% note payable in connection with vehicle
purchase.  Interest and principal are payable in
monthly installments of $477.41 for 36 months,
due March 1, 2004.                                                     $   6,307

18% note payable in connection with phone
system purchase.  Interest and principal are
payable in monthly installments of $490 for
36 months, due September 1, 2004.                                          6,948

8% note payable in connection with the purchase
of printing equipment.  Interest and principal are
payable in monthly installments of $7,182.63 for
60 months, due May 11, 2006.                                             237,482
                                                                       ---------

Total notes payable                                                      250,737
Less: current portion                                                     89,133
                                                                       ---------
   Noncurrent portion                                                  $ 161,604
                                                                       =========

                        See independent auditors' report

                                       (8)

                             YOURTRAVELBIZ.COM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 2002


NOTE 6 - NOTES PAYABLE (CONTINUED)

Maturities of notes payable as of December 31, 2002 are as follows:

Year ending December 31,                                         Amount
------------------------                                         ------
           2003                                              $   97,800
           2004                                                  92,034
           2005                                                  86,192
           2006                                                  35,913
                                                             ----------
                                                                311,939
Less: amount representing interest                               61,202
                                                             ----------
                                                             $  250,737
                                                             ==========


NOTE 7 - RELATED PARTY TRANSACTIONS
In the normal course of business, the Company conducts certain transactions with the shareholders and directors of the Company as well as with other related parties affiliated by common control.

Since inception, the founder has provided funding to the Company to operate its business at various times. All loans made by the founder bear a 12% interest rate. As of December 31, 2002, the balance of these loans amounted to $869,531.

In addition, one of the shareholders of the Company received consulting income in the amount of $11,000 in the year 2002.


NOTE 8 - MARKETING COMPENSATION PLAN

The Company offers a compensation plan to its sales Reps while its sales revenue multiplies by the power of referral marketing.

Direct Sales Commissions
------------------------
Independent Marketing Representatives receive direct sales commissions of $50 on all personal sales. They also receive an additional $50 Power Team Bonus beginning with the fourth personal sale.

First Team Paycheck Match
-------------------------
Reps can also qualify to earn 50% "Paycheck Match" for each personally sponsored Rep, regardless of how big their checks become. If an independent Rep's personally sponsored Rep earns $1,000, the second earns $2,000 and the third earns $5,000 ($8,000 total), the independent Rep's 50% "Paycheck Match" will be $4,000.

                        See independent auditors' report

                                       (9)

                             YOURTRAVELBIZ.COM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 2002


NOTE 8 - MARKETING COMPENSATION PLAN (CONTINUED)

Power Team Bonus
----------------
Each independent Rep's Power Team starts with the 4th personally sponsored Rep and includes the 1st Team of every Rep in the Power Team through infinity. Qualifiers will earn $50 on the first three sales made by every Rep in the Power Team. Each independent Rep can either continue placing personally sponsored people directly to him or her, or under someone in their Power Team. As long as these RTAs are active, the independent Rep not only makes the Power Team bonus, but he or she also receives the 50% "Paycheck Match".

Dream Team Bonus
----------------
When one of the independent Rep's Power Team members starts their own Power Team, that Power Team becomes a "1st Generation Team" to the independent Rep. When a 1st Generation Rep starts his own Power Team, this Power Team becomes "2nd Generation" to the independent Rep. This continues through six generations of Power Teams. Qualifiers will earn $10 on every sale made by all Reps through six generations of Power Teams, otherwise known as "Dream Team".

Monthly Residuals
-----------------
Each active RTA pays a $49.95 monthly subscriber fee for their virtual online travel store. Qualified independent Reps earn 4% residual income on every active RTA subscriber enrolled by any Rep in the independent Rep Power Team and the Power Teams of the independent Rep 1st, 2nd and 3rd Generation Dream Teams. In addition, the independent Rep will earn 2% per month on the Power Teams of his or her 4th, 5th and 6th Generation Dream Teams.

Commissions are paid weekly for signing up new RTAs and monthly for active RTA members. For the year ended December 31, 2002, the Company incurred total marketing commission expense of $1,175,414. Included in this amount is $152,927 in commissions which will be due to the Company's Reps within one month.














                        See independent auditors' report

                                      (10)

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------
                          ON SUPPLEMENTARY INFORMATION
                          ----------------------------



To the Stockholders
YourTravelbiz.com, Inc.
Alton, Illinois


Our report on our audit of the basic financial statements of YourTravelbiz.com, Inc. as of December 31, 2002, and for the year then ended, appears on page 1. That audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying schedule of selling, general and administrative expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has not been subjected to the auditing procedures applied in the audit of the basic financial statements and, accordingly, we express no opinion on it.





Dischino & Associates, P.C.
Certified Public Accountants
 and Business Consultants


November 12, 2004










                        See independent auditors' report

                                      (11)